SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 8, 2000

                                IVAX CORPORATION

                    4400 BISCAYNE BLVD., MIAMI, FLORIDA 33137

                                  305-575-6037

Incorporated under the laws of the            Commission File Number        I.R.S. Employer Identification Number
         STATE OF FLORIDA                             1-09623                            16-1003559

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ITEM 5.           OTHER EVENTS.

REDEMPTION OF 6 1/2% CONVERTIBLE SUBORDINATED NOTES

         On February 8, IVAX Corporation ("IVAX") issued a notice of its election to redeem all outstanding 6 1/2% convertible subordinated notes due November 15, 2001. The redemption will be effective as of March 10, 2000, and the notes can be converted up to the close of business on March 3, 2000. Other details of the transaction are included in the Press Release attached as Exhibit
99.1 to this Form 8-K, which was issued on February 9, 2000, and the Notice of Redemption attached as Exhibit 99.2 to this Form 8-K, which was sent to the sole registered holder, Depositary Trust Corporation, on Tuesday, February 8, 2000.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

                  99.1 Press Release of IVAX Corporation relating to the redemption of the notes issued on February 9, 2000.

                  99.2 Notice of Redemption delivered to Depositary Trust Corporation on February 8, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       IVAX CORPORATION

                                       /s/ CAROL J. GILLESPIE
                                       --------------------------------------
                                       Carol J. Gillespie
                                       Senior Vice President, General Counsel
                                       and Secretary

Date:  February 10, 2000

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                                 EXHIBIT INDEX

EXHIBIT                DESCRIPTION
-------                -----------

  99.1 Press Release of IVAX Corporation relating to the redemption of the notes issued on February 9, 2000.

  99.2 Notice of Redemption delivered to Depositary Trust Corporation on February 8, 2000.